                                                                 Exhibit 10.4(b)





                         THE SIXTH AMENDED AND RESTATED
                    CASEY'S GENERAL STORES, INC. EMPLOYEES'
                    STOCK OWNERSHIP PLAN AND TRUST AGREEMENT

                               TABLE OF CONTENTS

                                                             Page
                                                             ----
ARTICLE I - DEFINITIONS

1.01     Account . . . . . . . . . . . . . . . . . . . .     I-1
1.02     Accounting Date . . . . . . . . . . . . . . . .     I-1
1.03     Accrued Benefit . . . . . . . . . . . . . . . .     I-1
1.04     Act . . . . . . . . . . . . . . . . . . . . . .     I-1
1.05     Advisory Committee  . . . . . . . . . . . . . .     I-1
1.06     Beneficiary . . . . . . . . . . . . . . . . . .     I-1
1.07     Break in Service  . . . . . . . . . . . . . . .     I-1
1.08     Code  . . . . . . . . . . . . . . . . . . . . .     I-1
1.09     Company . . . . . . . . . . . . . . . . . . . .     I-1
1.10     Compensation  . . . . . . . . . . . . . . . . .     I-2
1.11     Disability  . . . . . . . . . . . . . . . . . .     I-4
1.12     Disqualified Person . . . . . . . . . . . . . .     I-5
1.13     Effective Date  . . . . . . . . . . . . . . . .     I-5
1.14     Employee  . . . . . . . . . . . . . . . . . . .     I-5
1.15     Employer Securities . . . . . . . . . . . . . .     I-5
1.16     Employment Commencement Date  . . . . . . . . .     I-5
1.17     Exempt Loan . . . . . . . . . . . . . . . . . .     I-5
1.18     Highly Compensated Employee . . . . . . . . . .     I-5
1.19     Hour of Service . . . . . . . . . . . . . . . .     I-7
1.20     Leveraged Employer Securities . . . . . . . . .     I-8
1.21     Named Fiduciary . . . . . . . . . . . . . . . .     I-9
1.22     Nonforfeitable  . . . . . . . . . . . . . . . .     I-9
1.23     Normal Retirement Age . . . . . . . . . . . . .     I-9
1.24     Participant . . . . . . . . . . . . . . . . . .     I-9
1.25     Plan  . . . . . . . . . . . . . . . . . . . . .     I-9
1.26     Plan Administrator  . . . . . . . . . . . . . .     I-9
1.27     Plan Entry Date . . . . . . . . . . . . . . . .     I-9
1.28     Plan Year   . . . . . . . . . . . . . . . . . .     I-9
1.29     Service . . . . . . . . . . . . . . . . . . . .     I-9
1.30     Taxable Wage Base . . . . . . . . . . . . . . .     I-9
1.31     Trust . . . . . . . . . . . . . . . . . . . . .     I-10
1.32     Trust Fund  . . . . . . . . . . . . . . . . . .     I-10
1.33     Trustee . . . . . . . . . . . . . . . . . . . .     I-10
1.34     Determination of Top Heavy Status . . . . . . .     I-10
1.35     Related Employers   . . . . . . . . . . . . . .     I-12
1.36     Service for Predecessor Employer  . . . . . . .     I-13
1.37     Leased Employees  . . . . . . . . . . . . . . .     I-13
1.38     Plan Maintained by More Than One Employer . . .     I-14

ARTICLE II - STATEMENT OF TRUST  . . . . . . . . . . . .     II-1

ARTICLE III - PARTICIPATION

3.01     Eligibility . . . . . . . . . . . . . . . . . .    III-1
3.02     Year of Service - Participation . . . . . . . .    III-1
3.03     Break in Service - Participation  . . . . . . .    III-1
3.04     Participation Upon Re-Employment  . . . . . . .    III-1
3.05     Designation of Participants . . . . . . . . . .    III-1

ARTICLE IV - COMPANY CONTRIBUTIONS

4.01     Amount  . . . . . . . . . . . . . . . . . . . .     IV-1
4.02     Determination of Contribution . . . . . . . . .     IV-1
4.03     Time of Payment . . . . . . . . . . . . . . . .     IV-1
4.04     Allocation of Company Contributions and
           Participant Forfeitures . . . . . . . . . . .     IV-2
4.05     Forfeiture Allocation   . . . . . . . . . . . .     IV-3
4.06     Accrual of Benefit  . . . . . . . . . . . . . .     IV-3
4.07     Limitations on Allocations to Participant's
           Account . . . . . . . . . . . . . . . . . . .     IV-4
4.08     Definitions - Article IV. . . . . . . . . . . .     IV-5

ARTICLE V - PARTICIPANT CONTRIBUTIONS

5.01     Participant Voluntary Contributions . . . . . .      V-1
5.01     Participant Rollover Contributions  . . . . . .      V-1

ARTICLE VI - TERMINATION OF SERVICE - PARTICIPANT
             VESTING

6.01     Normal Retirement Age  . . . . . . . . . . . .      VI-1
6.02     Participant Disability . . . . . . . . . . . .      VI-1
6.03     Vesting Schedule . . . . . . . . . . . . . . .      VI-1
6.04     Cash-out Distributions to Partially-Vested
           Participants/Restoration of Forfeited
           Accrued Benefit  . . . . . . . . . . . . . .      VI-2
6.05     Segregated Account for Repaid Amount . . . . .      VI-4
6.06     Year of Service - Vesting  . . . . . . . . . .      VI-4
6.07     Break in Service - Vesting . . . . . . . . . .      VI-4
6.08     Included Years of Service - Vesting  . . . . .      VI-4
6.09     Forfeiture Occurs  . . . . . . . . . . . . . .      VI-5


ARTICLE VII - TIME AND METHOD OF PAYMENT OF BENEFITS

7.01     Time of Payment of Accrued Benefit . . . . . .     VII-1
7.02     Method of Payment of Accrued Benefit . . . . .     VII-3
7.03     Benefit Payment Elections  . . . . . . . . . .     VII-3
7.04     Annuity Distributions to Participants  . . . .     VII-5
7.05     Special Distribution and Payment
           Requirements . . . . . . . . . . . . . . . .     VII-5
7.06     Direct Rollover of Eligible Rollover
           Distribution . . . . . . . . . . . . . . . .     VII-6
7.07     Distributions Under Domestic
           Relations Orders . . . . . . . . . . . . . .     VII-7


ARTICLE VIII - COMPANY ADMINISTRATIVE PROVISIONS

8.01     Information to Committee . . . . . . . . . . .    VIII-1
8.02     No Liability . . . . . . . . . . . . . . . . .    VIII-1
8.03     Indemnity of Plan Committee  . . . . . . . . .    VIII-1
8.04     Company Direction of Investment  . . . . . . .    VIII-1
8.05     Amendment to Vesting Schedule  . . . . . . . .    VIII-2

ARTICLE IX - PARTICIPANT ADMINISTRATIVE PROVISIONS

9.01     Beneficiary Designation. . . . . . . . . . . .      IX-1
9.02     No Beneficiary Designation . . . . . . . . . .      IX-1
9.03     Personal Data to Committee . . . . . . . . . .      IX-2
9.04     Address for Notification . . . . . . . . . . .      IX-2
9.05     Assignment or Alienation . . . . . . . . . . .      IX-2
9.06     Notice of Change of Terms. . . . . . . . . . .      IX-2
9.07     Litigation Against the Trust . . . . . . . . .      IX-2
9.08     Information Available. . . . . . . . . . . . .      IX-3
9.09     Appeal Procedure for Denial of Benefits. . . .      IX-3
9.10     Participant Direction of Investment. . . . . .      IX-4

ARTICLE X - ADVISORY COMMITTEE - DUTIES WITH RESPECT
            TO PARTICIPANTS' ACCOUNTS

10.01    Members' Compensation, Expenses  . . . . . . .       X-1
10.02    Term . . . . . . . . . . . . . . . . . . . . .       X-1
10.03    Powers . . . . . . . . . . . . . . . . . . . .       X-1
10.04    General. . . . . . . . . . . . . . . . . . . .       X-1
10.05    Funding Policy . . . . . . . . . . . . . . . .       X-2
10.06    Manner of Action . . . . . . . . . . . . . . .       X-2

10.07    Authorized Representative . . . . . . . . . . .       X-2
10.08    Interested Member . . . . . . . . . . . . . . .       X-2
10.09    Individual Accounts . . . . . . . . . . . . . .       X-2
10.10    Value of Participant's Accrued Benefit  . . . .       X-3
10.11    Allocation to Participant's Accounts  . . . . .       X-3
10.12    Individual Statement  . . . . . . . . . . . . .       X-5
10.13    Account Charged . . . . . . . . . . . . . . . .       X-5
10.14    Unclaimed Account Procedure . . . . . . . . . .       X-5

ARTICLE XI - TRUSTEE, POWERS AND DUTIES

11.01    Acceptance  . . . . . . . . . . . . . . . . . .      XI-1
11.02    Receipt of Contributions  . . . . . . . . . . .      XI-1
11.03    Full Investment Powers  . . . . . . . . . . . .      XI-1
11.04    Records and Statements  . . . . . . . . . . . .      XI-6
11.05    Fees and Expenses From Fund . . . . . . . . . .      XI-6
11.06    Parties to Litigation . . . . . . . . . . . . .      XI-6
11.07    Professional Agents . . . . . . . . . . . . . .      XI-6
11.08    Distribution of Trust Fund  . . . . . . . . . .      XI-6
11.09    Distribution Directions . . . . . . . . . . . .      XI-7
11.10    Third Party . . . . . . . . . . . . . . . . . .      XI-8
11.11    Resignation . . . . . . . . . . . . . . . . . .      XI-8
11.12    Removal . . . . . . . . . . . . . . . . . . . .      XI-8
11.13    Interim Duties and Successor Trustee  . . . . .      XI-9
11.14    Valuation of Trust  . . . . . . . . . . . . . .      XI-9
11.15    Limitation on Liability - If Investment
           Manager Appointed . . . . . . . . . . . . . .      XI-9
11.16    Participant Voting Rights - Employer
           Securities  . . . . . . . . . . . . . . . . .      XI-9

ARTICLE XII - PROVISIONS RELATING TO INSURANCE
              AND INSURANCE COMPANY

12.01    Insurance Benefit . . . . . . . . . . . . . . .     XII-1
12.02    Limitation on Life Insurance Protection . . . .     XII-1
12.03    Definitions . . . . . . . . . . . . . . . . . .     XII-3
12.04    Dividend Plan . . . . . . . . . . . . . . . . .     XII-3
12.05    Insurance Company Not a Party to Agreement  . .     XII-3
12.06    Insurance Company Not Responsible
           for Trustee's Actions . . . . . . . . . . . .     XII-4
12.07    Insurance Company Reliance on
           Trustee's Signature . . . . . . . . . . . . .     XII-4
12.08    Acquittance . . . . . . . . . . . . . . . . . .     XII-4
12.09    Duties of Insurance Company . . . . . . . . . .     XII-4


ARTICLE XIII - MISCELLANEOUS

13.01    Evidence  . . . . . . . . . . . . . . . . . . .    XIII-1
13.02    No Responsibility for Company Action  . . . . .    XIII-1
13.03    Fiduciaries Not Insurers  . . . . . . . . . . .    XIII-1
13.04    Waiver of Notice  . . . . . . . . . . . . . . .    XIII-1
13.05    Successors  . . . . . . . . . . . . . . . . . .    XIII-1
13.06    Word Usage  . . . . . . . . . . . . . . . . . .    XIII-1
13.07    State Law . . . . . . . . . . . . . . . . . . .    XIII-2
13.08    Employment Not Guaranteed . . . . . . . . . . .    XIII-2

ARTICLE XIV  - EXCLUSIVE BENEFIT, AMENDMENT,
               TERMINATION

14.01    Exclusive Benefit   . . . . . . . . . . . . . .     XIV-1
14.02    Amendment by Company  . . . . . . . . . . . . .     XIV-1
14.03    Discontinuance  . . . . . . . . . . . . . . . .     XIV-2
14.04    Full Vesting on Termination . . . . . . . . . .     XIV-2
14.05    Merger/Direct Transfer  . . . . . . . . . . . .     XIV-3
14.06    Termination . . . . . . . . . . . . . . . . . .     XIV-4


                           SIXTH AMENDED AND RESTATED
                    CASEY'S GENERAL STORES, INC. EMPLOYEES'
                    STOCK OWNERSHIP PLAN AND TRUST AGREEMENT

                             ______________________

         THIS AGREEMENT is made and entered into this 27th day of April, 1995, by and between CASEY'S GENERAL STORES, INC., an Iowa corporation with its principal place of business in Des Moines, Iowa, hereinafter referred to as "Company," and UMB Bank, N.A., having a principal office at Kansas City, Missouri, as Trustee, hereinafter referred to as "Trustee."

                              W I T N E S S E T H:

         CASEY'S GENERAL STORES, INC. hereby amends, restates and continues, within this Trust Agreement, this Sixth Amended and Restated Casey's General Stores, Inc. Employees' Stock Ownership Plan and Trust, intended to conform to and qualify under Section 401 and Section 501 of the Internal Revenue Code of 1986, as amended, for the purpose of providing retirement benefits for Eligible Employees and to promote in its employees the strongest interest in the successful operation of the business, loyalty to the Company and increased efficiency in their work, with the assurance that they will share in the prosperity of the enterprise, on the following terms and conditions. This Plan is an amended plan, in restated form, with the original plan being last amended and restated on the 26th day of July, 1989, and is intended to be an Employee Stock Ownership Plan designed to invest primarily in securities of the Company in accordance with Section 4975 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I

                                  DEFINITIONS

         1.01. "Account" means the separate account(s) which the Advisory Committee or the Trustee shall maintain for a Participant under the Plan.

         1.02. "Accounting Date" means the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

         1.03. "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from Company contributions, Participant forfeitures and gains or losses, if any, under this Plan.

         1.04. "Act" means the "Employee Retirement Income Security Act of 1974" and any amendment thereto.

         1.05. "Advisory Committee" means the Company's Advisory Committee as from time to time constituted in accordance with Section 3.01 hereof.

         1.06. "Beneficiary" (or "Beneficiaries") means a person designated by a Participant who is or may become entitled to a benefit under this Plan. A Beneficiary who becomes entitled to a benefit under this Plan remains a Beneficiary under this Plan until the Trustee has fully distributed his or her benefit to him or her. The Beneficiary's right to (and the Plan Administrator's or the Advisory Committee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he or she first becomes entitled to receive a benefit under this Plan.

         1.07. "Break in Service" means a Plan Year in which an Employee fails to complete more than five hundred (500) Hours of Service.

         1.08.   "Code" means the Internal Revenue Code of 1986, as amended.

         1.09. "Company" means Casey's General Stores, Inc., an Iowa corporation located in Des Moines, Iowa, or any corporation with or into which said corporation may be merged or consolidated or to which its assets may be sold, and any affiliated corporation whose Board of Directors, with the written consent of Casey's General Stores, Inc., has adopted this Plan; provided, however, that any such corporation elects in writing to adopt this Plan and to be bound by the provisions contained herein. For purposes of determining a Year of Service, an Hour of Service and a Break In Service, and for any other purpose required by the Act or the Code, the term "Company" shall include, in addition to the aforesaid corporation, any and all corporations which are part of an affiliated group of corporations (as defined in the Code) which includes the aforenamed corporations; and for these purposes, except as provided herein, the Plan shall treat all employees of all corporations which are members of a controlled group of corporations (as defined in Code Section 414(b)), all employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) and all employees of an affiliated service group (as defined in Code Section 414(m)) as employed by a single employer. Otherwise, "Company" shall refer only to (and, where applicable, require action by) those particular affiliated corporations whose Boards of Directors have adopted this Plan.

         1.10. "Compensation" means the Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Company maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), but only to the extent includible in gross income. Compensation excludes elective contributions made by the Company on the Employee's behalf. "Elective contributions" are amounts excludible from the Employee's gross income under Code Section Section 125, 402(a)(8), 402(h) or 403(b), and contributed by the Company, at the Employee's election, to a Code
Section 401(k) arrangement, a Simplified Employee Pension Plan, a cafeteria plan or a tax-sheltered annuity. The term "Compensation" does not include:

         (a) Employer contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

         (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

         (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

         (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by a Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludible from the gross income of the Employee).

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

         For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section 1.06 and who is either
(i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If the $200,000 (or adjusted) Compensation limitation applies to the combined Compensation of the Employee and one or more family members, the Advisory Committee will apply the contribution and allocation provisions of
Article IV by prorating the $200,000 (or adjusted) limitation among the affected Participants in proportion to each such Participant's Compensation determined prior to application of this limitation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement) applies only if the Plan is top heavy (as determined under Section 1.33) for such Plan Year.

         In addition to other applicable limitations set forth in this Plan, and notwithstanding any other provision of this Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under this Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision. If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.00.

         NONDISCRIMINATION. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation other than the exclusions described in paragraphs (a), (b), (c) and (d), unless the Company elects to use an alternate nondiscriminatory definition, in accordance with the requirements of Code Section 414(s) and the regulations issued under that Code section. The Company may elect to include all elective contributions made by the Company on behalf of the Employees. The Company's election to include elective contributions must be consistent and uniform with respect to Employees and all plans of the Company for any particular Plan Year. The Company may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to the Plan.

         1.11. "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his or her customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he or she incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm the disability. The Advisory

Committee will apply the provisions of this Section 1.11 in a nondiscriminatory, consistent and uniform manner.

         1.12. "Disqualified Person" has the same meaning ascribed to that term under Code Section 4975(e)(2).

         1.13. "Effective Date" of this Plan, as restated during the 1994 Plan Year, is generally May 1, 1994, except for the retroactive effective dates required by the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989 or any final Regulations published and effective since the most recent effective date of this Plan. Further, to the extent the Plan was operated according to an effective date earlier than is required by law, then such date shall be the Effective Date.

         1.14.   "Employee" means any employee of the Company.

         1.15. "Employer Securities" means any securities issued by the Company, or by a corporation which is a member of the same controlled group of corporations, which satisfy the definition of "qualifying employer securities" in Code Section 4975(e)(8).

         1.16. "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Company.

         1.17. "Exempt Loan" means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. Section 54.4975-7(b).

         1.18. "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period:

         (a) is a more than 5% owner of the Company (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity);

         (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

         (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year);

         (d) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Company.

         If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but not during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he or she is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers.
If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

         For purpose of this Section 1.18, "Compensation" means Compensation as defined in Section 1.10, except any exclusions from Compensation other than the exclusions described in paragraphs (a), (b), (c) or (d) of Section 1.10, and Compensation must include: (i) elective deferrals under a Code Section 401(k) arrangement or under a Simplified Employee Pension maintained by the Company; and (ii) amounts paid by the Company which are not currently includible in the Employee's gross income because of Code Section Section 125 (cafeteria plans) or 403(b) (tax-sheltered annuities).

         The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code
Section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Company. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will not treat as a separate Employee a family member (a spouse, lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) of a Highly Compensated Employee described in clause (a) of this Section, or a family member of one of the ten Highly Compensated Employees with the greatest Compensation for the Plan Year, but will treat the Highly Compensated Employee and all family members as a single Highly Compensated Employee. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

         The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Company during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his or her 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he or she is a Highly Compensated Employee only if he or she satisfied clause (a) of this Section 1.18 or received Compensation in excess of $50,000 during: (1) the year of his or her Separation from Service (or the prior year); or (2) any year ending after his or her 54th birthday.

         1.19.   "Hour of Service" means:

         (a) Each Hour of Service for which the Company, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

         (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Company has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than the computation period in which the award, agreement or payment is made; and

         (c) Each Hour of Service for which the Company, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), lay off, jury duty or military duty. The Advisory Committee will credit no more than five hundred one (501) Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period. The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

         The Advisory Committee will not credit an Hour of Service under more than one (1) of the above paragraphs. A computation period for purposes of this Section 1.19 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

         The Company will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of this Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Company makes payment or for which payment is due from the Company. Alternatively, an Employee who is compensated on a salaried basis may be credited with forty-five (45) Hours of Service for each week (or part thereof) in which he or she received Compensation during the Plan Year.

         Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee will credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he or she were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of eight (8) hours per day during the absence period. The Advisory Committee will credit only the number of Hours of Service (up to 501 Hours of Service) necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which is absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

         1.20. "Leveraged Employer Securities" means Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" in Code Section 4975(e)(8).

         1.21. "Named Fiduciary" means (except as otherwise used in Section 11.16) the Advisory Committee for purposes of Section 402 of the Act. Individuals on the Committee shall have the authority to control and manage the Plan operations and administration.

         1.22. "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against this Plan, to the Participant's Accrued Benefit.

         1.23. "Normal Retirement Age" means the sixty-second (62nd) birthday of any Participant hereunder.

         1.24. "Participant" means an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 3.01. An Employee who becomes a Participant shall remain a Participant under this Plan until the Trustee has fully distributed his or her Nonforfeitable Accrued Benefit to him or her or to his or her Beneficiary.

         1.25. "Plan" means the retirement plan established and continued by the Company in the form of this Agreement, designated as the "Sixth Amended and Restated Casey's General Stores, Inc. Employees' Stock Ownership Plan and Trust. The Company has designed this Plan to invest primarily in Employer Securities.

         1.26. "Plan Administrator" means the Advisory Committee. In addition to other duties, the Plan Administrator shall have full responsibility for compliance with the reporting and disclosure rules under the Act as respects this Plan. The Plan Administrator is hereby designated as the agent for service of legal process.

         1.27. "Plan Entry Date" means the restated Effective Date and every May 1 and November 1 after the restated Effective Date.

         1.28. "Plan Year" means the fiscal year of the Plan, a twelve (12) consecutive month period ending every April 30.

         1.29. "Service" means any period of time the Employee is in the employ of the Company, including any period the Employee is on an unpaid leave of absence authorized by the Company under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means a separation from Service with the Company maintaining this Plan.

         1.30. "Taxable Wage Base" shall mean the maximum amount of earnings which is considered to be wages for the year under Code Section 3121(a)(1). The Taxable Wage Base for any Plan Year shall be the amount that is currently in effect on the last day of the Plan Year.

         1.31.  "Trust" shall mean the separate Trust created under the Plan.

         1.32. "Trust Fund" shall mean all property every kind held or acquired by the Trustee under this Plan and Trust, other than incidental benefit insurance contracts, if any. This Plan creates a single Trust for all companies participating under this Plan. However, the Trustee will maintain separate records of account in order to properly reflect each Participant's Annual Benefit derived from each participating company.

         1.33. "Trustee" shall mean UMB Bank, N.A., Kansas City, Missouri, chosen by the Company's Board of Directors to act as Trustee hereunder, or any successor Trustee(s) chosen by the Company's Board of Directors to act hereunder and who in writing accepts the position of Trustee.

         1.34. DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Company, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as a part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of any individual who has not received credit for at least one Hour of Service with the Company during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

         If the Company maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.34, taking into account all plans within the Aggregation Group. To the extent the Advisory

Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of Accrued Benefit under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Company or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If any aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

         DEFINITIONS. For purposes of applying the provisions of this Section 1.34:

         (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Company, (ii) has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Company, (iii) is a more than 5% owner of the Company; or (iv) is a more than 1% owner of the Company and has Compensation of more than $150,000. The constructive ownership rules of Code
                 Section 318 (or the principles of that section, in the case of an unincorporated Company,) will apply to determine ownership in the Company. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the

                 Code Section 414(q)(8) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code
                 Section 416(i)(1) and the regulations under that Code section.

         (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

         (c)     "Compensation" means Compensation as determined under Section
                 1.18 (relating to the Highly Compensated Employee definition).

         (d) "Required Aggregation Group" means: (1) each qualified plan of the Company in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Company which enables a plan described in clause (1) to meet the requirements of Code Section 401(a)(4) or Code Section 410.

         (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plan maintained by the Company, but only if such group would satisfy in the aggregate the requirements of Code Section 401(a)(4) and Code Section 410. The Advisory Committee will determine the Permissive Aggregation Group.

         (f) "Company" means the Company that adopts this Plan and any related employers described in Section 1.35.

         (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

         1.35. RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code Section 414(b)), trades or businesses
(whether or not incorporated) which are under common control (as defined in Code Section 414(c)) or an affiliated service group (as defined in Code
Section 414(m) or in Code Section 414(o)). If the Company is a member of a related group, the term "Company" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles III and VI, applying the limitations on allocations in Part 2 of Article IV, applying the top heavy rules and the minimum allocation requirements of Article IV, the definitions of Employee, Highly Compensated Employee and Compensation, and for any other purpose required by the applicable Code section or by a Plan provision. However, only a Company described in Section 1.09 may contribute to the Plan and only an Employee employed by a Company described in Section 1.09 is eligible to participate in this Plan.

         1.36. SERVICE FOR PREDECESSOR EMPLOYER. If the Company maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Company.

         1.37. LEASED EMPLOYEES. The Plan treats a Leased Employee as an Employee of the Company. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Company (or for the Company and any persons related to the Company within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Company's business field. If a Leased Employee is treated as an Employee by reason of this Section 1.37, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Company.

         (a) SAFE HARBOR PLAN EXCEPTION. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20 percent or less of the Company's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10 percent of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10 percent contribution on the basis of compensation as defined in Code Section 415(c)(3) plus elective contributions (as defined in Section ___).

         (b) OTHER REQUIREMENTS. The Advisory Committee must apply this Section ____ in a manner consistent with Code Section Section 414(n) and 414(o) and the regulations issued under those Code sections. [The Advisory Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's service provided to the Employer.]

         1.38             PLAN MAINTAINED BY MORE THAN ONE EMPLOYER.

         (a) TREATMENT OF EMPLOYERS. If more than one employer maintains this Plan, then for purposes of determining

                 Service and Hours of Service, the Advisory Committee will treat all Companies maintaining this Plan as a single employer.

         (b) PLAN ALLOCATIONS. The Advisory Committee must allocate all Company contributions and forfeitures to each Participant in the Plan, in accordance with Article IV, without regard to which contributing Company employs the Participant. A Participant's Compensation includes Compensation from all participating Companies irrespective of which Companies are contributing to the Plan.

                                   ARTICLE II

                               STATEMENT OF TRUST

         The Company adopted the Amended and Restated Casey's General Stores, Inc. Employees' Profit Sharing Trust, effective as of May 1, 1966, and later adopted the Amended and Restated Casey's General Stores, Inc. Employee's Profit Sharing and Stock Ownership Plan and Trust, effective as of May 1, 1981. On November 25, 1985, the Company continued and restated the Plan as the Fourth Amended and Restated Casey's General Stores, Inc. Employees' Profit Sharing and Stock Ownership Plan and Trust, effective as of May 1, 1985; and on July 26, 1989, the Company last continued and restated the Plan as the Fifth Amended and Restated Casey's General Stores, Inc. Employees' Profit Sharing and Stock Ownership Plan and Trust effective as of May 1, 1989.

         As of the Effective Date of this continued Plan, the Company does hereby adopt this Plan and Trust with the Trustee, under the name THE SIXTH AMENDED AND RESTATED CASEY'S GENERAL STORES, INC. EMPLOYEES' STOCK OWNERSHIP PLAN AND TRUST AGREEMENT, as set forth herein, in substitution for, and in amendment of, the Company's existing Plan dated as of July 26, 1989. The provisions of this Plan, as a restated Plan, apply solely to an Employee whose employment with the Company terminates on or after May 1, 1994. If an Employee's employment with the Company terminated prior to May 1, 1994, that Employee shall be entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

         All funds and property contributed to the Trustee hereunder shall be held and administered by the Trustee, in trust, in accordance with the terms and conditions set forth in this Agreement. This Plan and Trust are intended to meet the requirements of Section 401(a) of the Code and of the Act and are designed to invest primarily in Employer Securities.

         The Trustee hereby agrees to hold the Trust Fund and any and all monies or property transferred, assigned, set over and conveyed to the Trustee or which the Trustee may receive from earnings upon the Trust Fund by reason of enhancement in value of the Trust Fund, for the uses and purposes and subject to the terms and conditions of the Trust as stated herein.

                                  ARTICLE III

                                 PARTICIPATION

         3.01. ELIGIBILITY. Each Employee becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following the later of the date on which he completes one (1) Year of Service or attains age twenty-one (21). Each Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan continues as a Participant in the Plan.

         3.02. YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan, the Plan takes into account all of an Employee's Years of Service with the Company except as provided in Section 3.03. "Year of Service" means a twelve (12) consecutive month period during which the Employee completes not less than one thousand (1,000) hours of Hours of Service, measuring the beginning of the first twelve (12) month period from the Employment Commencement Date. If the Employee does not complete one thousand (1,000) Hours of Service during the twelve (12) month period commencing with the Employee's Employment Commencement Date, the Plan shall measure succeeding twelve (12) consecutive month periods from each anniversary of the Employee's Employment Commencement Date.

         3.03. BREAK IN SERVICE - PARTICIPATION. For purposes of participation in this Plan, the Plan does not apply any Break in Service rule.

         3.04.  PARTICIPATION UPON RE-EMPLOYMENT.

         (a) A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his or her reemployment.

         (b) An Employee who satisfies the eligibility conditions but who terminates employment prior to becoming a Participant becomes a Participant in the Plan on the later of the Plan Entry Date on which he or she would have entered the Plan had he or she not terminated employment or the date of his or her re-employment.

         (c) Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 3.01.

         3.05. DESIGNATION OF PARTICIPANTS. All determinations by the Advisory Committee of who shall be Participants and all determinations as to when any Employee shall cease to be a





                                     III-1

Participant or an Employee shall be solely in the discretion of the Advisory Committee within these rules, and the Trustee shall recognize as Participants all Employees whose names are furnished to the Trustee.





                                     III-2

                                   ARTICLE IV

                             COMPANY CONTRIBUTIONS

PART 1. AMOUNT OF COMPANY CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 4.01 THROUGH 4.06.

         4.01. AMOUNT. For each Plan Year, the Company will contribute to the Trust an amount which the Company may from time to time deem advisable. Although the Company may contribute to this Plan irrespective of whether it has net profits, the Company intends the Plan to be a stock bonus plan for all purposes of the Code. The Company may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' "Maximum Permissible Amounts" under Section 4.09.

         The Trustee, upon written request from the Company, must return to the Company the amount of the Company's contribution made by the Company by mistake of fact or the amount of the Company's contribution disallowed as a deduction under Code Section 404. The Trustee will not return any portion of the Company's contribution under the provisions of this paragraph more than one (1) year after:

         (a)  The Company made the contribution by mistake of fact; or

         (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

The Trustee will not increase the amount of the Company contribution returnable under this Section 5.01 for any earnings attributable to the contribution, but the Trustee shall decrease the Company contribution returnable for any losses attributable to it. The Trustee may require the Company to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Company has requested be returned is properly returnable under the Act.

         The Company may make its contribution in cash or in Employer Securities as the Company from time to time may determine. The Company may make its contribution of Employer Securities at fair market value determined at the time of contribution.

         4.02. DETERMINATION OF CONTRIBUTION. The Company, from its records, shall determine the amount of any contributions to be made by it to the Trust under the terms of this Plan.

         4.03. TIME OF PAYMENT. The Company may pay its contribution for each Plan Year in one (1) or more installments without interest. The Company must, however, make its contribution to the

Trustee within the time prescribed (including extensions) by the Code or applicable Treasury regulations.

         4.04.  CONTRIBUTION ALLOCATION.

         (A) METHOD OF ALLOCATION. Subject to Section 4.04(B) and any restoration allocation required under Section 6.04, the Advisory Committee will allocate and credit each annual Company contribution (and Participant forfeitures, if any), in accordance with this Section 4.04(A), to the Account of each Participant who satisfies the conditions of Section 4.06 in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

         To determine a Participant's contribution allocation under this
Section 4.04(A), Compensation means the general definition of Compensation described in Section 1.10, but excluding reimbursement or other expense allowances, fringe benefits (cash and non cash), moving expenses, deferred compensation and welfare benefits, and including elective contributions (as defined in Section 1.10).

         (B)  TOP HEAVY MINIMUM ALLOCATION.

         (1)  MINIMUM ALLOCATION.  If the Plan is top heavy in any Plan Year:

         (a) Each Non-Key Employee (as defined in Section 1.34) who is a Participant and is employed by the Company on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he or she satisfies the Hours of Service condition under Section 4.06; and

         (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee (as defined in Section 1.34). However, if a defined benefit plan maintained by the Company which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

         For purposes of clause (b), "Compensation" means Compensation as defined in Section 1.10, disregarding elective contributions and any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10 and disregarding the requirements of Section 4.06. For purposes of this Section 4.04(B), a Participant's contribution rate is the sum of Company contributions (not including Company contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his or her Compensation for the entire Plan Year. However, for Plan Years beginning after December 31, 1988, a Non-Key Employee's contribution rate does not include any elective contributions under a Code Section 401(k) arrangement nor any Company matching contributions subject to the nondiscrimination requirements of Code
Section 401(k) or of Code Section 401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Company as a single plan.

         (2) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 4.04(B)(2). The Advisory Committee first will allocate the Company contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 4.04(A). The Company then will contribute an additional amount for the Account of any Participant who is entitled under this Section 4.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Company makes the contribution.

         4.05. FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 6.04 or 10.14, the Advisory Committee will allocate the forfeiture in accordance with Section 4.04, as a Company contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Company contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his or her Account solely for his or her benefit until a forfeiture occurs at the time specified in Section 6.09. Except as provided under Section 6.04, a Participant will not share in the allocation of a forfeiture of any portion of his or her Accrued Benefit.

         4.06. ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Company contributions and Participant forfeitures) on the basis of the Plan Year.

         COMPENSATION TAKEN INTO ACCOUNT. In allocating a Company contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 4.04(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

         HOURS OF SERVICE REQUIREMENT. Subject to the top heavy minimum allocation requirement of Section 4.04(B), the Advisory Committee will not allocate any portion of a Company contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year.

         EMPLOYMENT REQUIREMENT. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under this Section 4.06 will not share in the allocation of Company contributions and Participant forfeitures, if any, for that Plan Year unless he or she is employed by the Company on the Accounting Date of that Plan Year.

PART 2.  LIMITATIONS ON ALLOCATIONS: SECTIONS 4.07 AND 4.08

         4.07. LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Company otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Company will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Company contributions, pursuant to Section 4.04 would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 4.07(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Company contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Company contributions.

(A) ESTIMATION OF COMPENSATION. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation year. The Advisory Committee must make this determination on a reasonable and uniform basis for all

Participants similarly situated. The Advisory Committee must reduce any Company contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Section 4.07(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

         (a) If the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Company contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

         (b) If the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Company Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

         (c) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

(C) DEFINED BENEFIT PLAN LIMITATION. The Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan. Accordingly, no special defined benefit plan limitation applies under this Plan.

         4.08. DEFINITIONS - ARTICLE IV. For purposes of Article IV, the following terms shall mean:

         (a) "Annual Addition" means the sum of the following amounts allocated on behalf of a Participant for a Limitation year, of (i) all Company contributions and (ii) all forfeitures. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the Plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Company contributions under Section 4.07. Annual Additions also include amounts allocated to an individual medical account (as defined in Code Section 415(1)(2) included as part of a defined benefit plan maintained by the Company. Furthermore, Annual Additions include contributions paid or accrued after December 31, l985, for taxable years ending after December 31, l985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419(A)(d)(3)) under a welfare benefit fund (Code Section 419(e)) maintained by the Company, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

         "Annual Additions" do not include any Company contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing the Company's Federal income tax return for that Plan Year) to pay interest on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided, however, the provisions of this sentence do not apply in a Plan Year for which the Advisory Committee allocates more than one-third (1/3) of the Company contributions applied to pay principal and interest on an Exempt Loan to Restricted Participants. The Advisory Committee may reallocate the Company Contributions in accordance with Section 4.04 to the Accounts of Non-Restricted Participants to the extent necessary in order to satisfy this special limitation. For purposes of this Section 4.09, "Restricted Participants" shall mean Participants who are Highly Compensated Employees within the meaning of Code Section 414(q).

         (b)  "Compensation" means, for purposes of applying the limitations of
         Part 2 of this Article IV, Compensation as defined in Section 1.10, disregarding elective contributions and any exclusions from Compensation, other than the exclusions described in paragraphs (a),
         (b), (c) and (d) of Section 1.10.

         (c) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth (1/4) of the defined benefit dollar limitation under Code Section 415(b)(1)(A)), or (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year. The dollar amount of clause (i) will increase by the lesser of (1) 100% of the dollar amount in effect for the Plan Year; or (2) the amount of the Employer Securities allocated to the Participant's Employer Securities Account as a Company contribution for the Plan Year. The immediately preceding sentence does not apply for any Plan Year for which the Advisory Committee allocates more than one-third of the Company contribution to Restricted

         Participants. If there is a short Limitation Year because of a change in the Limitation Year, the Advisory Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                 Number of Months in the short Limitation Year
                                      12.

         (d) "Company" means the Company that adopts this Plan and any related employers described in Section 1.35. Solely for purposes of applying the limitations of Part 2 of this Article IV, the Advisory Committee will determine related employers described in Section 1.34 by modifying Code Section Section 414(b) and (c) in accordance with Code
         Section 415(h).

         (e) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (f) "Limitation Year" means the Plan Year. If the Company amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Company makes the amendment, creating a short Limitation Year.

         (g) "Defined contribution plan" means a retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Company as a single plan. For purposes of the limitations of Part 2 of this
         Article IV, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Company as a separate defined contribution plan. The Advisory Committee will also treat as a defined contribution plan an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Company and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code Section 419(e) maintained by the Company to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)).

         (h) "Defined benefit plan" means a retirement plan which does not provide for individual accounts for Company contributions. The Advisory Committee must treat all defined benefit plans

(whether or not terminated) maintained by the Company as a single plan.

                                   ARTICLE V

                           PARTICIPANT CONTRIBUTIONS

         5.01. PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant voluntary contributions.

         5.02. PARTICIPANT ROLLOVER CONTRIBUTIONS. The Plan does not permit Participant rollover contributions.

                                   ARTICLE VI

                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         6.01. NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is sixty-two (62) years of age. A Participant who remains in the employ of the Company after attaining Normal Retirement Age will continue to participate in Company contributions. A Participant's Accrued Benefit derived from Company contributions is 100% Nonforfeitable upon and after his or her attaining Normal Retirement Age (if employed by the Company on or after that date). Upon termination of a Participant's employment for any reason after attaining Normal Retirement Age, the Advisory Committee shall direct the Trustee to commence payment of the Participant's Accrued Benefit to him) or to his Beneficiary if the Participant is deceased), in accordance with the provisions of Article VII.

         6.02. PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Company terminates as a result of death or Disability, the Participant's Accrued Benefit derived from Company contributions will be 100% Nonforfeitable.

         6.03. VESTING SCHEDULE. (a) Vesting in Account-Generally. Except as provided in Sections 6.01 and 6.02, for each Year of Service (unless this Plan is top heavy in the Plan Year) a Participant's Nonforfeitable percentage of his or her Accrued Benefit (forfeiting the balance, if any) derived from Company contributions equals the percentage in the following vesting schedule:

         Completed                                 Percent of
         Years of Service                          Nonforfeitable
         With the Company                          Accrued Benefit
         ----------------                          ---------------
         Less than 5 . . . . . . . . . . . . .         None
         5 or more   . . . . . . . . . . . . .         100%

         (b) Vesting in Account in Top Heavy Years. For any Plan Year for which the Plan is a top heavy Plan (as defined in Article XIV), the Advisory Committee shall calculate a Participant's Nonforfeitable percentage of his or her Accrued Benefit under the following schedule:

         Completed                                 Percent of
         Years of Service                          Nonforfeitable
         With the Company                          Accrued Benefit
         ----------------                          ---------------
         Less than 2   . . . . . . . . . . . .          None
         2   . . . . . . . . . . . . . . . . .          20%

         3   . . . . . . . . . . . . . . . . .          40%
         4   . . . . . . . . . . . . . . . . .          60%
         5 or more   . . . . . . . . . . . . .         100%

         The Advisory Committee shall apply the top heavy schedule to Participants who earn at least one (1) Hour of Service after the top heavy schedule becomes effective. A shift between vesting schedules under this
Section 6.03 is an amendment to the vesting schedule, and the Advisory Committee shall apply the rules of Section 8.05 accordingly. A shift to a new vesting schedule under this Section 6.03 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

         6.04. CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VII, a partially-vested Participant receives a cash-out distribution before he or she incurs a Forfeiture Break in Service (as defined in Section 6.08), the cash-out distribution will result in an immediate forfeiture of the non-vested portion of the Participant's Accrued Benefit derived from Company contributions. See Section 6.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 6.03 is less than 100%. If the value of a Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such Participant's vested Accrued Benefit. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.


         (A) Restoration and Conditions Upon Restoration. A partially-vested Participant who is re-employed by the Company after receiving a cash-out distribution of the Nonforfeitable percentage of his or her Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Company contributions unless the Participant no longer has a right to restoration under the requirements of this Section 6.04. If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this paragraph (A), must restore his or her Accrued Benefit attributable to Company contributions to the same dollar amount as the dollar amount of his or her Accrued Benefit on the Accounting Date, or other evaluation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit shall include restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee shall not restore a re-employed Participant's Accrued Benefit under this paragraph if:

                 (1) five (5) years have elapsed since the Participant's first re-employment date following the cash-out distribution; or

                 (2) the Participant incurred a Forfeiture Break in Service (as defined in Section 6.08). This condition also applies if the Participant makes repayment within the Plan Year in which he or she incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

         (B) Time and Method of Restoration. If neither of the two (2) conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

                 (i) first, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 4.05;

                 (ii) second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

                 (iii) Third, the Company contribution for the Plan Year to the extent made under a discretionary formula.

         To the extent the amount(s) described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Company must contribute, without regard to any requirement or condition of Section 4.01, the additional amount as is necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one (1) re-employed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee shall not take into account the allocation(s) under this Section 6.04 in applying the limitation on allocations under Article IV.

         (C) 0% Vested Participant. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a

         Participant whose Accrued Benefit derived from Company contributions is entirely forfeitable at the time of his or her Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat the 0% vested Participant as having received a cash-out distribution on the date of the Participant's Separation from Service or, if the Participant's Account is entitled to an allocation of Company contributions for the Plan Year in which he or she separates from Service, on the last day of that Plan Year. For purposes of applying the restoration provisions of this Section 6.04, the Advisory Committee will treat the 0% vested Participant as repaying his or her cash-out "distribution" on the first date of his or her re-employment with the Company.

         6.05. SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Advisory Committee restores the Participant's Accrued Benefit, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated account if the Advisory Committee determines one (1) or more of the conditions of the second paragraph of this Section 6.05 prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment. The Advisory Committee will direct the Trustee to co-mingle the Participant's segregated account with the balance of the Trust Fund as of the second Accounting Date immediately following the date of the Participant's repayment.

         6.06.   YEAR OF SERVICE - VESTING.  For purposes of vesting under
Section 6.03, Year of Service means any Plan Year during which the Employee completes not less than one thousand (1,000) Hours of Service with the Company.

         6.07. BREAK IN SERVICE - VESTING. For purposes of this Article VI, a Participant incurs a Break in Service if during any Plan Year he or she does not complete more than five hundred (500) Hours of Service with the Company.

         6.08. INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 6.06, the Plan takes into account all Years of Service an Employee completes with the Company, except:

         (a) any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he or she incurs five (5) consecutive Breaks in Service (a one (1) year Break in Service for Plan Years beginning prior to January 1, 1985). This exception shall apply for the sole purpose of determining a Participant's Nonforfeitable percentage of his or her Accrued Benefit derived from Company contributions which accrued for his or her benefit prior to the Forfeiture Break in Service; and

         (b) any Year of Service before the Plan Year in which the Participant attained the age of eighteen (18).

         6.09. FORFEITURE OCCURS. A Participant's forfeiture, if any, of his or her Accrued Benefit derived from Company contributions occurs under the Plan on the earlier of:

         (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

         (b)     The date the Participant receives a cash out distribution.

         (c) Notwithstanding anything in this Plan to the contrary, as of the date on which the Company shall discharge any Employee for theft, embezzlement, obtaining funds or property under false pretenses or for any similar action, or the Company shall discharge any Employee for assisting a competitor without permission, interfering with the Company's relationship with a customer or any similar action, or if any Employee who has terminated his or her Service with the Company violates any noncompetition provision under an agreement with the Company. However, this Section 6.09(c) shall not apply: (i) if the Employee has at least five (5) Years of Service for purposes of
         Section 6.03 through Section 6.08; (ii) to the extent the Employee's Accrued Benefit is nonforfeitable by reason of Section 6.03(b) prior to the effective date of his or her termination; (iii) if the Employee has attained Normal Retirement Age; (iv) to the extent the Employee's Accrued Benefit is Nonforfeitable as of the Effective Date; and (v) if the Employee has five or more Years of Service as of the Effective Date and elects to apply Section 6.03(b) in determining the Nonforfeitable portion of his or her Accrued Benefit.

         The Advisory Committee determines the percentage of Participant's Accrued Benefit forfeiture, if any, under this Section 6.09 solely by reference to the vesting schedule of Section 6.03. A Participant will not forfeit any portion of his or her Accrued Benefit for any other reason or cause except as expressly provided by this Section 6.09 or as provided by Section 10.14.

                                  ARTICLE VII

                     TIME AND METHOD OF PAYMENT OF BENEFITS

         7.01.   TIME OF PAYMENT OF ACCRUED BENEFIT.  Unless, pursuant to
Section 7.03, the Participant or the Beneficiary elects in writing to a different time of payment, the Advisory Committee will direct the Trustee to make distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 7.01. A Participant must consent, in writing, to any distribution required if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained Normal Retirement Age. For all purposes of this Article VII, the term "distribution date" means, unless otherwise specified within the Plan, the 60th day of the Plan Year or as soon as administratively practicable following an Accounting Date. For purposes of the consent requirements under this Article VII, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Advisory Committee shall treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

         (A)     Separation from Service for a Reason Other Than Death.

         (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum on the distribution date of the Plan Year beginning after the Participant's separation from Service with the Company, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he or she separates from Service with the Company, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

         (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 7.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute





                                    VII-1
                 the Participant's Nonforfeitable Accrued Benefit in a lump sum on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant separates from Service.

         (3) DISABILITY. If the Participant terminates employment because of disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, on the distribution date after the close of the Plan Year in which the Participant terminates employment because of disability, subject to the notice and consent requirements of this Article VII and to the applicable mandatory commencement dates described in paragraph (1) or in paragraph (2).

         (B) Required Beginning Date. If any distribution commencement date described under Paragraph (A), either by Plan provision or by Participant election or nonelection, is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April
         1 following the close of the calendar year in which the Participant attains age seventy and one-half (70 1/2). However, if the Participant, prior to incurring a Separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he or she attained age 70 1/2 and for all subsequent years, the Participant was not a more than 5% owner (as defined in Section 1.18(a)), the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his or her Required Beginning Date is April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum.

         (C) Death of the Participant. The Advisory Committee will direct the Trustee, in accordance with this Section 7.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death all in accordance with this Article VII.





                                    VII-2

         (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Advisory Committee must direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit in a single lump sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. The Advisory Committee will direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit at the time elected by the Participant or, if applicable, by the Beneficiary, as permitted under this Article VII. In the absence of an election, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

                 If the death benefit is payable to the Participant's surviving spouse in full, the surviving spouse may elect distribution at any time this Article VII would permit a Participant to receive distribution.

         7.02. METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee shall direct the Trustee to distribute a Participant's Nonforfeitable Accrued Benefit by payment in a lump sum. Notwithstanding, any provision of this Plan to the contrary, all distributions shall be determined and made in accordance with Section 401(a)(9) of the Code and the proposed Regulations under Section 401(a)(9) of the Code.

         7.03. BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days before nor later than 30 days before the Participant's distribution date, the Plan Administrator must provide a benefit notice to a Participant who is eligible to make a benefit payment election. The benefit notice must explain the Participant's right to defer distribution until he or she attains Normal Retirement Age.

         If a Participant or Beneficiary makes a benefit payment election, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election is subject to the requirements of Section 7.02. Upon the Participant's or





                                    VII-3

Beneficiary's request, the Advisory Committee shall furnish the Participant or Beneficiary an appropriate form for the making of the election. The Participant or Beneficiary shall make an election by filing the election form with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of this Article VII.

         (A) PARTICIPANT ELECTIONS AFTER TERMINATION OF EMPLOYMENT. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he or she may elect to have the Trustee make distribution as of any distribution date, but not earlier than the first distribution date in the Plan Year beginning after the Participant's Separation from Service with the Company. The Participant may reconsider an election at any time and elect to receive distribution on any distribution date, but not earlier than the date described in the first sentence of this Paragraph (A). A Participant who has separated from Service may elect distribution as of any distribution date following his or her attainment of Normal Retirement Age irrespective of the restrictions otherwise applicable under this Section 7.03(A). If the Participant is partially vested in his or her Accrued Benefit, an election to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 6.08), must be in the form of a cash-out distribution (as defined in Article VI). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with the Company.

         (B) PARTICIPANT ELECTIONS PRIOR TO TERMINATION OF EMPLOYMENT.   After
         a Participant attains Normal Retirement Age, the Participant, unless he or she retires, has a continuing election to receive all of his or her Accrued Benefit. A Participant must make an election under this
         Section 7.03(B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which the Participant's election is to be effective. The Trustee must make a distribution to a Participant in accordance with the election under this Section 7.03(B) within the 90 day period (or as soon as administratively practicable) after the Participant files the written election with the Trustee. The Trustee will distribute the Participant's Accrued Benefit not distributed pursuant to the Participant's elections in accordance with the other distribution provisions of this Plan.

         (C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the





                                    VII-4

         Trustee distribute the Participant's Nonforfeitable Accrued Benefit within a period permitted under Section 7.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his or her date of death.

         (D) TRANSITIONAL ELECTIONS. Notwithstanding the provisions of Sections 7.01 and 7.02, if the Participant or Beneficiary signed a written distribution designation prior to January 1, 1984, the Advisory Committee must distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that designation, subject, however, to the requirements, if applicable, of Sections 7.05 and 7.06. This
         Section 7.03(D) does not apply to a pre-1984 distribution designation and the Advisory Committee will not comply with that designation, if any of the following applies: (1) the method of distribution would have disqualified the Plan under Code Section 401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Accrued Benefit as of December 31, 1983; (3) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries in order of priority; (4) the substitution of a Beneficiary modifies the payment period of the distribution; or (5) the Participant or Beneficiary modifies or revokes the distribution designation. In the event of a revocation, the Plan must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under
         Section 7.02(A) if the election had not been in effect or, if the Beneficiary revokes the election, the amount which the Beneficiary would have received under Section 7.02(B) if the election had not been in effect. The Advisory Committee will apply this Section 7.03(D) to rollovers and transfers in accordance with Part J of the Code Section 401(a)(9) regulations.

         7.04. ANNUITY DISTRIBUTIONS TO PARTICIPANTS. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any annuity distributions to Participants. A transfer agreement described in Section 16.05 may not permit a plan which is subject to the provisions of Code Section 417 to transfer assets to this Plan.

         7.05. SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit, the Trustee must distribute the portion of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Portion") no later than the time prescribed by this Section 7.05, irrespective of any other





                                    VII-5
provision of the Plan. The distribution provisions of this Section 7.05 are subject to the consent requirements of Articles VI and VII of the Plan.

         (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the Plan Year in which that event occurs.

         (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the Plan Year in which the Participant separates from Service. If the Participant resumes employment with the Company on or before the last day of the fifth Plan Year following the Plan Year of his or her separation from Service, the distribution provisions of this paragraph (b) do not apply.

         For purposes of this Section 7.05, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

         7.06.   DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS.  This
Section 7.06 applies to distributions on or after January 1, 1993. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Advisory Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         If a distribution is one to which section 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

         (a) The Advisory Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (b) the Participant, after receiving the notice affirmatively elects a distribution.

         Definitions:  For purposes of this Section 7.06:





                                    VII-6

         (a) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

                 (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;

                 (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

                 (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (2) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                 Section 408(b) of the Code, an annuity plan described in
                 Section 403(a) of the Code or a qualified trust described in
                 Section 401(a) of the Code that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (3) Distributee. A distributee includes an Employee or former Employee and, in addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined with regard to the interest of the spouse or former spouse.

         (4) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         7.07. DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at





                                    VII-7
any time, irrespective of whether the Participant has attained his or her earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and if the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 7.07 permits a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

         The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may





                                    VII-8
direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings accounts or time deposits (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section 7.07 by separate benefit checks or other separate distribution to the alternate payees.





                                    VII-9

                                  ARTICLE VIII

                       COMPANY ADMINISTRATIVE PROVISIONS

         8.01. INFORMATION TO COMMITTEE. The Company must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Company's records as to the current information the Company furnishes to the Advisory Committee are conclusive as to all persons.

         8.02. NO LIABILITY. The Company assumes no obligation or responsibility or any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee, the Trustee or the Plan Administrator.

         8.03. INDEMNITY OF COMMITTEE. The Company indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Company fails to provide such defense. The indemnification provisions of this Section 8.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability it may have under the Act for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Company may execute a letter agreement further delineating the indemnification agreement of this
Section 8.03, provided the letter agreement must be consistent with and must not violate the Act. The indemnification provisions of this Section 8.03 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Company.

         8.04. COMPANY DIRECTION OF INVESTMENT. The Company has the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Company direction of investment, the Trustee and the Company must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Company direction as respects the investment or re-investment of any part of the Trust Fund.





                                     VIII-1

         8.05. AMENDMENT TO VESTING SCHEDULE. Though the Company reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Company contributions (determined as of the later of the date the Company adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment.

         If the Company makes a permissible amendment to the vesting schedule, each Participant having at least three (3) Years of Service with the Company may elect to have the percentage of his or her Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least five (5) Years of Service with the Company. The Participant must file the election with the Plan Administrator within sixty (60) days of the latest of (a) the Company's adoption of the amendment; (b) the effective date of the amendment; or (c) his or her receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this
Section 8.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the nonforfeitable percentage of an Employee's rights to his or her Company derived Accrued Benefit.





                                     VIII-2

                                   ARTICLE IX

                     PARTICIPANT ADMINISTRATIVE PROVISIONS

         9.01. BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee shall pay his or her Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) on event of the Participant's death and the Participant may designate the time of payment. The Advisory Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

         A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Plan Administrator (or its representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if:
(1) the Participant and his or her spouse are not married throughout the one year period ending on the date of the Participant's death; (2) the Participant's spouse is the Participant's sole primary beneficiary; (3) the Plan Administrator is not able to locate the Participant's spouse; (4) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (5) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         9.02. NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 9.01, or if the Beneficiary named predeceases the Participant or dies before complete distribution of the Participant's Accrued Benefit as prescribed by the Participant's Beneficiary form, then the Trustee will pay the Participant's Accrued Benefit in accordance with Section 7.02 in the following order of priority to:

         (a)  the Participant's surviving spouse;

         (b) the Participant's surviving children, including adopted children, in equal shares;

         (c)  the Participant's surviving parents, in equal shares; or

         (d) the legal representative of the estate of the last to die of the Participant and his or her Beneficiary.

         The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 9.02.

         9.03. PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his or her failure to comply with its request.

         9.04. ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Advisory Committee from time to time, in writing, his or her post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his or her last post office address filed with the Advisory Committee, or as shown on the records of the Company, binds the Participant, or Beneficiary, for all purposes of this Plan.

         9.05. ASSIGNMENT OR ALIENATION. Subject to Code Section 414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         9.06. NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by the Act and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

         9.07. LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of the Act or to enforce any provisions of the Act or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of its duties with the Plan.

         9.08. INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 9.08 in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under the Act, for examination during reasonable business hours. Upon the written consent of a Participant or Beneficiary the Plan Administrator will furnish him or her with a copy of any item listed in this Section 9.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         9.09. APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan Administrator shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

         (a)  the specific reason for the denial;

         (b) specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

         (c) a description of any additional material and information needed for the Claimant to perfect his or her claim and an explanation of why the material or information is needed; and

         (d) that any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within seventy-five (75) days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his or her failure to appeal the action to the Advisory Committee in writing within the seventy-five
         (75) day period will render the Advisory Committee's determination final, binding and conclusive.

         If the Claimant should appeal to the Advisory Committee, the Claimant, or his or her duly authorized representative, may submit, in writing, whatever issues and comments he or she feels are pertinent. The Claimant, or his or her duly authorized representative, may review pertinent Plan documents. The Advisory Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee will advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event may the Advisory Committee render a decision respecting a denial for a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review.

         The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his or her appeal.

         9.10.  PARTICIPANT DIRECTION OF INVESTMENT.  Except as provided in this
Section 9.10, a Participant does not have the right to direct the Trustee with respect to the investment of re-investment of the assets comprising the Participant's individual Account. Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Accrued Benefit") within 90 days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this
Section 9.10 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his or her direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies, and the direction must specify which, if any, of the investment options the Participant selects.

         A Qualified Participant may choose one of the following investment options:

         (a) The distribution of the portion of his or her Eligible Accrued Benefit covered by the election. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities apply to this investment option.

         (b) The direct transfer of the portion of his or her Eligible Accrued Benefit covered by the election to another qualified plan of the Company which accepts such transfers, but only if the transferee plan permits employee-directed investment and does not invest in Employer Securities to a substantial degree. The Trustee will make the direct transfer no later than 90 days after the last day of the period during which the Qualified Participant may make the election.

         For purposes of this Section 9.10, the following definitions apply:

         (i) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Company contributions, irrespective of whether the Company actually contributed to the Plan for that Plan Year.

         (ii) "Qualified Election Period" means the 6 Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

         A Participant's right under this Section 9.10 to direct the investment of his or her Account applies solely to Employer Securities acquired by the Plan after December 31, 1986.

                                   ARTICLE X

                    ADVISORY COMMITTEE - DUTIES WITH RESPECT
                           TO PARTICIPANTS' ACCOUNTS

         10.01. MEMBERS' COMPENSATION, EXPENSES. The Company must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan. The members of the Advisory Committee will serve without compensation for services as such, but the Company will pay all expenses of the Advisory Committee, including the expense for any bond required under the Act.

         10.02. TERM. Each member of the Advisory Committee serves until his or her successor is appointed.

         10.03. POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

         10.04. GENERAL. The Advisory Committee has the following powers and duties:

         (a) To select a Secretary, who need not be a member of the Advisory Committee;

         (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

         (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

         (d) To enforce the terms of the Plan and the rules and regulations it adopts;

         (e) To direct the Trustee as respects the crediting and distribution of the Trust;

         (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

         (g) To furnish the Company with information which the Company may require for tax or other purposes;

         (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

         (i) To engage the services of an Investment Manager or managers (as defined in Act Section 3(38)), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

         The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

         10.05. FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         10.06. MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

         10.07. AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one (1) of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

         10.08. INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his or her own benefits under the Plan, except in exercising an election available to that member in his or her capacity as a Participant.

         10.09. INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple separate Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. The Advisory Committee must maintain for a Participant one Account designated as the "Employer Securities Account" to reflect a Participant's interest in Employer Securities held by the Trust and another Account designated as the "General Investments Account" to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities. If a Participant re-enters the Plan subsequent to his or her having a

Forfeiture Break in Service (as defined in Section 6.08), the Advisory Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his or her post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

         The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 10.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 10.11. The Advisory Committee must maintain records of its activities.

         10.10. VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Company's Trust Fund which the net credit balance in his or her Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of the incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant's life. The value of a Participant's Accrued Benefit is its value as of the most recent valuation date (as defined in Section 10.11).

         10.11. ALLOCATIONS TO PARTICIPANT'S ACCOUNTS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 11.14. As of each valuation date the Advisory Committee must adjust the General Investment Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

         [A] EMPLOYER SECURITIES ACCOUNT. As of the Accounting Date of each Plan Year, the Advisory Committee first will reduce Employer Securities Accounts for any forfeitures arising under Section 6.09 and then will credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his or her Employer Securities Account. The Advisory Committee will allocate Employer Securities acquired with an

         Exempt Loan under Section 11.03[B] in accordance with that Section. Except as otherwise specifically provided in Section 11.03[B], the Advisory Committee will base allocations to the Participant's Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 10.11, the Advisory Committee, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his or her Employer Securities Account.

         [B]  GENERAL INVESTMENTS ACCOUNT.

                 TRUST FUND ACCOUNTS. The allocation provisions of this paragraph apply to all Participant General Investment Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 6.09 or under Section 10.14, for amounts charged during the valuation period to any Accounts in accordance with Section 10.13 (relating to distributions) and Section 12.01 (relating to insurance premiums), for the cash value of incidental benefit insurance contracts and for the amount of any General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section 6.04 or of Section 10.14, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocation under this Section 10.11[B], the Advisory Committee will exclude Employer Securities allocated to Employer Securities Accounts, stock dividends on allocated Employer Securities and interest paid by the Trust on an Exempt Loan. The Advisory Committee will include as income (available for payment on an Exempt Loan) any cash dividends on Employer Securities except cash dividends which the Advisory Committee has directed the Trustee to distribute in accordance with Section 11.08.

                 SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 6.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

                 ADDITIONAL RULES. An Excess Amount or suspense account described in Part 2 of Article IV does not share in the allocation of net income, gain or loss described in this Section 10.11[B]. This
         Section 10.11[B] applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Company contributions and Participant forfeitures, if any, in accordance with Article IV.

         10.12. INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year but within the time prescribed by the Act and the regulations under the Act, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his or her Accrued Benefit in the Trust as of that date and such other information the Act requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

         10.13. ACCOUNT CHARGED. The Advisory Committee will charge all distributions made to a Participant or to his or her Beneficiary from his or her Account against the Account of the Participant when made.

         10.14. UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VII, the Advisory Committee, by certified or registered mail addressed to his or her last known address of record with the Advisory Committee or the Company, must notify any Participant, or Beneficiary, that he or she is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 10.14 and otherwise must comply with the notice requirements of Article VII. If the Participant, or Beneficiary, fails to claim his or her distributive share or make his or her whereabouts known in writing to the Advisory Committee within six (6) months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 4.05. Where the benefit is distributable to the Participant, the forfeiture under this paragraph occurs as of the last day of the notice period, if the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, or as of the first day the benefit is distributable without the Participant's consent, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500. Where the benefit is distributable to a Beneficiary, the forfeiture occurs on the date the notice period ends except, if the Beneficiary is the Participant's spouse and the Nonforfeitable Accrued Benefit payable to the spouse exceeds $3,500, the forfeiture occurs as of the first day the benefit is distributable without the spouse's consent. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

    If a Participant or Beneficiary who has incurred a forfeiture of his or her Accrued Benefit under the provisions of the first paragraph of this Section
10.14 makes a claim, at any time, for his or her forfeited Accrued Benefit, the Advisory Committee must restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Company shall contribute to enable the Advisory Committee to make the required restoration. The Advisory Committee will direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him or her not later than sixty (60) days after the close of the Plan year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 10.14 shall apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Company contributions.

                                   ARTICLE XI

                           TRUSTEE, POWERS AND DUTIES

         11.01. ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee shall provide bond for the faithful performance of its duties under the Trust to the extent required by the Act.

         11.02. RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Company for the funds contributed to it by the Company, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Company, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

         11.03.  FULL INVESTMENT POWERS.

         [A] TRUSTEE POWERS. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Company, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

         (a) to invest the Trust Fund primarily in Employer Securities ("primarily" meaning the authority to hold and to acquire not more than 100% of the Trust Fund in Employer Securities) and to invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options, traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury Bills, U.S. Treasury Notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent person would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments.

         (b) to retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest. If the Trustee is a bank or similar financial institution supervised by the United States or by a state, this paragraph (b) includes specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code Section 584 which the Trustee (or its affiliate as defined in Code Section 1504) maintains exclusively for the collective investment of money contributed by the bank in its capacity as Trustee and which conforms to the rules of the Comptroller of the Currency;

         (c) to manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides;

         (d) to credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee;

         (e) to issues notes or other obligations or otherwise borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge;

         (f) to compromise, contest, contest, arbitrate or abandon claims and demands, in its discretion;

         (g) to vote, subject to Section 11.16, all voting stock held by the Trust Fund;

         (h) to lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders;

         (i) to hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories, or in another form as it may deem best, with or without disclosing the trust relationship;

         (j) to perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust;

         (k) to retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

         (l)     to file all tax returns required of the Trustee;

         (m) to furnish to the Company, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investment, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts shall be conclusive on all persons, including the Company, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Company, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within ninety (90) days after the receipt of the accounts, or for which the Act authorizes a longer period within which to object; and

         (n) to begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction. The Trustee will allocate any insurance proceeds received from the purchase of insurance contracts under paragraph (a) to Participants' Accounts in the same manner as the allocation under Section 4.04 of the Company contribution for the Plan Year in which the death of the insured Participant occurs.

         [B]     EXEMPT LOAN.  This Section 11.03[B] specifically authorizes the Trustee to enter into an Exempt Loan transaction. The following terms and conditions will apply to any Exempt Loan:

                 (1) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to repay such loan, or (iii) to repay a prior Exempt Loan. Except as provided under Article XIII, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

                 (2) The interest rate of the loan may not be more than a reasonable rate of interest.

                 (3) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

                 (4) The creditor may have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Employer Securities) that the Company makes to the Trust to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The Advisory Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the loan.

                 (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

                 (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a suspense Account referred to in this Article XI as the "Exempt Loan Suspense Account." In withdrawing assets from the Suspense Account, the Trustee will apply the provisions of Treas. Reg. Sections 54.4975-7(b)(8) and (15) as if all securities in the Exempt Loan Suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the Exempt Loan Suspense Account from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Advisory Committee will allocate assets withdrawn from the Exempt Loan Suspense Account to the Accounts of Participants who otherwise share in the allocation of the Company's contribution for the Plan Year for which the Trustee has paid the portion of the loan resulting in the release of the assets. The Advisory Committee consistently will make this allocation as of each Accounting Date on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

                 (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

                 (8) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg Sections 54.4975-7(b)(4), (10), (11) and (12)
                 relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code Section 409(h).

         11.04. RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, the Advisory Committee and the Company at all reasonable times and may be audited from time to time by any person or persons as the Company, Plan Administrator or Advisory Committee may specify in writing. The Trustee shall furnish the Advisory Committee or the Plan Administrator with whatever information relating to the Trust Fund the Advisory Committee or Plan Administrator considers necessary.

         11.05. FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Company and the Trustee. The Trustee will pay all fees and expenses reasonably incurred by it in its administration of the Plan from the Trust Fund unless the Company pays the fees and expenses. The Advisory Committee shall not treat any fee or expense paid, directly or indirectly, by the Company as a Company contribution, provided the fee or expense relates to the ordinary and necessary administration of the Fund. No person who is receiving full pay from the Company shall receive compensation for services as Trustee from the Trust Fund.

         11.06. PARTIES TO LITIGATION. Except as otherwise provided by the Act, only the Company, the Plan Administrator, the Advisory Committee and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by the Act. Any final judgment entered in any proceeding will be conclusive upon the Company, the Plan Administrator, the Advisory Committee, the Trustee, Participants and Beneficiaries.

         11.07. PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

         11.08. DISTRIBUTION OF TRUST FUND. The Trustee shall make all distributions of benefits under the Plan in Employer Securities valued at fair market value at the time of distribution, provided, however:

         (a) If a Participant's nonforfeitable Accrued Benefit would consist of less than 100 shares of Employer Securities based on the number of shares allocated to the Participant's Employer Securities Account and the number of full shares of Employer Securities that could be purchased with the balance of the Participant's General Investment Account as of the valuation date immediately preceding the date of a distribution to the Participant, then the Participant or his or her Beneficiary may elect to receive the Participant's nonforfeitable Accrued Benefit (i) in shares of Employer Securities or (ii) in cash in an amount equal to the bid price for such shares on an over-the-counter market (or the average of the highest and lowest selling prices quoted on a stock exchange, as the case may be) on a trading date not more than three (3) business days preceding the date of distribution; and

         (b) the Trustee shall pay in cash any fractional share of Employer Securities to which a Participant or his or her Beneficiary is entitled.

Except as provided in paragraph (a) above, in the event the Trustee is to make a distribution in shares of Employer Securities, the Trustee shall apply any balance in a Participant's General Investments Account to provide shares of Employer Securities for distribution at the fair market value as of the valuation date immediately preceding the distribution.

         If the Company's charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code Section 409(h)(2), the Trustee will make the distribution of a Participant's Accrued Benefit entirely in cash.

         Notwithstanding the preceding provisions of this Section 11.08, the Trustee, if directed in writing by the Advisory Committee, will pay, in cash, any cash dividends on Employer Securities allocated, or allocable to Participants, Employer Securities Accounts, irrespective of whether a Participant is fully vested in his or her Employer Securities Account. The Advisory Committee's direction must state whether the Trustee is to pay the cash dividend distributions currently, or within the 90 day period following the close of the Plan Year in which the Company pays the dividends to the Trust. The Advisory Committee may request the Company to pay dividends on Employer Securities directly to Participants.

         11.09. DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee shall promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

         11.10. THIRD PARTY. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, the decision of a majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund.

         11.11. RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving thirty (30) days' written notice in advance to the Company and to the Advisory Committee. If the Company fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Company as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

         11.12. REMOVAL. The Company, by giving thirty (30) days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Company must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

         11.13. INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in its predecessor by accepting in writing its appointment as successor Trustee and filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon its predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under the Act. With the approval of the Company and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor

Trustee without incurring any liability or responsibility for so doing.

         11.14. VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust, and the Trustee also must value the Trust Fund on such other dates as directed by the Advisory Committee. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by Treasury regulations under Code
Section 170(a)(1) must perform all valuations of Employer Securities which are not readily tradeable on an established securities market.

         11.15. LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

         11.16.   PARTICIPANT VOTING RIGHTS - EMPLOYER SECURITIES.

         [A]     Tenders For Employer Securities.

         (a) Notwithstanding any other provision of this Plan to the contrary, if any, but subject to the provisions of subparagraphs (b), (c), (d), (e) and (f) of this paragraph [A], in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any shares of Employer Securities held by the Trustee in the Trust, whether or not allocated to the Account of any Participant (hereinafter referred to as an "Offer"), the Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing (1) with respect to any Employer Securities held by the Trustee subject to such Offer and allocated to the Account of any Participant, by each Participant to whose Account any of such shares are allocated, as a named fiduciary, within the meaning of Section 403(a)(1) of the Act (referred to in this Section

                 11.16 as "named fiduciary") and (2) with respect to any Employer Securities held by the Trustee subject to such Offer and not allocated to the Account of any Participant, by each Participant who has Employer Securities allocated to his or her Account, as named fiduciary, with respect to an amount of such unallocated Employer Securities equal to the total amount of unallocated Employer Securities, multiplied by a fraction the numerator of which is the amount of Employer Securities allocated to the Participant's Account under the Plan and the denominator of which is the total amount of Employers Securities allocated to the Accounts of all Participants under the Plan.

                 Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of subparagraphs (c), (d) and (f) of this paragraph [A], sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Trustee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

                 In the event, under the terms of an Offer or otherwise, any shares of Employer Securities tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such securities from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants as named fiduciaries entitled under this paragraph to give instructions as to the sale, exchange or transfer of securities pursuant to such Offer.

         (b) In the event that an Offer for fewer than all of the shares of Employer Securities held by the Trustee in the Trust shall be received by the Trustee, each Participant who has been allocated any of such Employer Securities subject to such Offer shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as provided by subparagraph (a) of this paragraph [A]) with respect to the largest portion of such Employer Securities as may be possible given the total number or amount of shares of Employer Securities the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the number or amount of such shares allocated to their respective Employer Securities Accounts.

         (c) Notwithstanding the provisions of subparagraphs (a) and (b) of this paragraph to the contrary, in the event that an Offer for fewer than 10% of all Employer Securities held by the Trustee subject to such Offer held by the Trustee in the Trust shall be received by the Trustee, the Trustee shall determine, in its sole discretion, whether to sell, exchange or transfer any Employer Securities pursuant to such Offer, taking into consideration items set forth in subparagraph (f) of this paragraph [A]; provided, however, if there are multiple Offers within any twelve month period (each Offer being for fewer than 10% of the Employer Securities held by the Trustee), the Trustee shall be required to solicit directions from Participants, as named fiduciaries, pursuant to the provisions of this Section 11.16 with respect to each outstanding Offer that, after taking into account all Employer Securities sold, exchanged or transferred in accordance with any other Offer within the preceding 12 months and all outstanding Offers for Employer Securities, would result in the sale, exchange or transfer within such 12-month period, in the aggregate with all other outstanding Offers, of more than 10% of the Employer Securities held by the Trustee if all outstanding Offers were accepted by the Trustee.

         (d) In the event an Offer shall be received by the Trustee and instructions shall be solicited from Participants in the Plan pursuant to subparagraph (a) of this paragraph [A] regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the Employer Securities subject to the first Offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (i) with respect to Employer Securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Employer Securities so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to Employer Securities not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such Employer Securities for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in subparagraph

                 (a) of this paragraph [A]. With respect to any further Offer for any Employer Securities received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

         (e) In the event an Offer for any Employer Securities held by the Trustee in the Trust shall be received by the Trustee and the Participants shall be entitled to determine to accept, reject or withdraw an acceptance of such Offer pursuant to subparagraphs (a) through (d) of this paragraph [A], (i) the Company and the Trustee shall not interfere in any manner with the decision of any Participant regarding the action of the Participant with respect to such Offer (hereinafter referred to as an "Investment Decision"), and the Trustee shall arrange for such Investment Decision to be made on a confidential basis; (ii) the Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of the Plan and Trust Agreement relating to the right of Participants to direct the Trustee with respect to Employer Securities subject to such Offer, including unallocated Employer Securities, and of the obligation of the Trustee to follow such directions; (iii) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications directed generally to the owners of the Employer Securities to whom such Offer is made or is available; and (iv) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications that the Trustee may receive, if any, from the persons making the Offer or any other interested party (including the Company) relating to the Offer. The Company and the Advisory Committee shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any communications or distributions to Participants. In no event shall the communications to Participants by the offeror, the Company or other interested parties or public communications directed generally to the owners of the Employer Securities which are the subject of an Offer be deemed to be interference in the making of an Investment Decision by any Participant; provided, however, that Act Section 510 shall apply to any communication which threatens or intimates that actions which would violate Act Section 510 will or might be taken with respect to any Participant who does not make an Investment Decision in accord with the wishes of the Company.

         (f) In the event a court of competent jurisdiction shall issue to the Plan, the Company or the Trustee an opinion or order, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under the Act, in all circumstances or in any particular circumstances, any provision or provisions of this paragraph [A] regarding the determination to be made as to whether or not Employer Securities held by the Trustee shall be tendered pursuant to an Offer or cause any such provision or provisions to conflict with the Act, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this paragraph [A] shall be given no further force or effect. In such circumstances the Trustee shall have no discretion to tender or not to tender Employer Securities held in the Trust unless required under such order or opinion, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent required to exercise any residual fiduciary responsibility with respect to such sale, exchange or transfer, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as Employees of the Company or of any of its subsidiaries, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan (including any subsequent release and allocation of Employer Securities held in the Exempt Loan Suspense Account required under Section 11.03[B](6).

         (g) Notwithstanding anything elsewhere in this Plan or Trust Agreement to the contrary, any proceeds received by the Trustee as a result of the sale, exchange or transfer of Employer Securities pursuant to an Offer shall be reinvested in Employer Securities by the Trustee, if such securities are available for purchase and if not, to the extent attributable to unallocated stock in the Exempt Loan Suspense Account, shall be used to pay down the Exempt Loan. The balance of the proceeds, if any, and the proceeds attributable to allocated Employer

                 Securities shall be invested in short-term, fixed income investments selected by the Trustee and having a maturity of not more than two years from the time such investment is made until the Trustee is otherwise directed by the Advisory Committee or until the Participants to whose accounts such investments are allocated shall be entitled to make investment elections with respect to such accounts in accordance with the Plan.

         [B]     Voting Employer Securities; Options and Other Rights.

         (a) Notwithstanding any other provision of this Plan to the contrary, if any, the Trustee shall have no discretion or authority to vote Employer Securities held in the Trust by the Trustee on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from Participants who have Employer Securities allocated to their Accounts under the Plan. Such directions shall be given by Participants acting in their capacity as named fiduciaries with respect to both allocated and unallocated Employer Securities and, upon timely receipt of such instructions, the Trustee shall vote the Employer Securities held in the Trust pursuant to the directions of Participants giving instructions to the Trustee as set forth below.

                 (1) Employer Securities in Accounts. Each Participant who has Employer Securities allocated to his or her Employer Securities Account shall provide directions to the Trustee on any matter to be presented for a vote by the stockholders of the Company with respect to Employer Securities allocated to the Account of the Participant under the Plan and the Trustee shall follow such directions.

                          With respect to Employer Securities in any Account for which no instructions were timely received by the Trustee, the Trustee shall vote such Employer Securities in accordance with the directions of the Participants who gave timely instructions to the Trustee, in the same manner and in the same proportion to the voting of Participants on such Employer Securities with respect to which timely instructions were given.

                 (2) Employer Securities in the Exempt Loan Suspense Account and other Unallocated Employer Securities. Each Participant who has been allocated Employer Securities to his or her Account shall, as named fiduciary, direct the Trustee with respect to the vote of Employer Securities held by the Trustee in the Exempt Loan Suspense Account and all other unallocated Employer Securities, and the Trustee shall follow the directions of those Participants who provide timely instructions to the Trustee. Each Participant who has been allocated Employer Securities to his or her Account entitled to vote on any matter presented for a vote by the stockholders shall separately direct the Trustee with respect to the vote of a portion of the shares of Employer Securities that are not allocated to the Account of any Participant or for which no instructions were timely received by the Trustee, whether or not allocated to the Account of any Participant. Such direction shall be with respect to such number of votes equal to the total number of votes attributable to Employer Securities not allocated or with respect to which no responses were received multiplied by a fraction the numerator of which is the number of votes attributable to such Employer Securities allocated to the Participant's Employer Securities Account and the denominator of which is the total number of votes attributable to such Employer Securities allocated to the Account of all such Participants who have provided directions to the Trustee under this subparagraph.

                 (3) The Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of this Plan and the Trust Agreement relating to the right of Participants to direct the Trustee with respect to the voting of Employer Securities allocated to their Accounts under the Plan and of Employer Securities not allocated to the Account of any Participant. The Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications directed generally to the owners of Employer Securities entitled to vote, and the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications that the Trustee may receive, if any, from any person soliciting proxies or any other interested party (including the Company) relating to the matters being presented for a vote by the stockholders of the Company. The Company and the Advisory Committee shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any communications or distributions to Participants. In no event shall the communications to Participants with respect to matters being presented for a vote at a meeting of the stockholders of the Company by the Company or other interested parties or public communications directed generally to the stockholders of the Company be deemed to be interference in the making of a decision by any Participant as to the voting of Employer Securities; provided, however, that Act Section 510 shall apply to any communication which threatens or intimates that actions which would violate Act Section 510 will or might be taken with respect to any Participant who does not issue directions to the Trustee in accord with the wishes of the Company.

                 (4) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee which shall, in the opinion of counsel to the Company or the Trustee, invalidate under the Act, in all circumstances or in any particular circumstances, any provision or provisions of this paragraph [B] regarding the manner in which Employer Securities held in the Trust shall be voted or cause any such provision or provisions to conflict with the Act, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provision of this paragraph [B] shall be given no further force or effect. In such circumstances the Trustee shall nevertheless have no discretion to vote Employer Securities held in the Trust unless required under such order or opinion but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to voting, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as Employees of the Company or any of its subsidiaries, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan (including any subsequent release and allocation of Employer Securities held in the Exempt Loan Suspense Account).

         (b) In the event that any option, right, warrant or similar property derived from or attributable to the ownership of Employer Securities shall be granted, distributed or otherwise issued which is and shall become exercisable, each Participant shall be entitled, subject to the provisions set forth below, to direct the Trustee to sell, exercise, distribute (with the consent of the Advisory Committee) or retain any such option, right, warrant or similar property. For such purpose there shall be furnished to each Participant, on a timely and confidential basis, a form to be returned to the Trustee on which he or she may set forth his or her direction whether to sell, exercise, distribute or retain part or all of such option, right, warrant or similar property. Upon timely receipt of such form or other appropriate written direction, the Trustee shall follow such direction to sell, exercise, distribute or retain part or all of any such options, rights, warrants or similar property and, if such direction is to retain the same, the Trustee shall follow any later appropriate written directions to sell, exercise or distribute such options, rights, warrants or similar property upon receipt thereof. If a Participant shall direct the Trustee to exercise part or all of such options, rights, warrants or similar property, the Trustee shall accumulate the amount equal to the consideration necessary to exercise, from among the following sources: (a) by obtaining appropriate written direction and authorization from the Participant respecting one or more of (i) if and to the extent necessary, the transfer and use, as he or she may designate, of the uninvested cash, if any, allocated to him or her in his or her General Investments Account; and (ii) if and to the extent necessary, the sale of part of his or her options, rights, warrants or similar property, and use of the proceeds thereof to exercise the remaining options, rights, warrants or similar property which he or she has directed to be exercised or (b) if and to the extent necessary, and to the extent the Trustee is willing and able, by borrowing an amount equal to the consideration necessary to exercise, provided that any such contribution or borrowing is permitted by applicable law and further provided that such contribution or borrowing will not adversely affect the continued qualified status of the Plan or continued exempt status of the Trust under the Code. In the event of any such borrowing, the Trustee shall make provisions for repayment thereof. The securities acquired by the Trustee upon such exercise shall be held in a special account or accounts established in the Trust at that time. If a Participant shall direct the Trustee to distribute to him or her any such options, rights, warrants or similar property, the Trustee, with the consent of the Advisory Committee, shall distribute such options, rights, warrants or similar property provided, as certified by the Advisory Committee, (a) the Participant is age 65 or more or has five or more years of Service and (b) such distribution will not adversely affect the continued qualified status of the Plan or continued exempt status of the Trust under the Code. If a Participant fails or refuses to file, with the Advisory Committee, an election not to withhold any Federal taxes upon such distribution, the Trustee shall be deemed to be authorized, to the extent necessary, as instructed by the Advisory Committee, to sell part of such options, rights, warrants, or similar property and use the proceeds therefrom to pay all applicable Federal withholding taxes due in connection with such distribution. Upon any such distribution, the Trustee shall report the same to the Advisory Committee to permit compliance with the applicable reporting provisions of the Code. For all Plan purposes, all options, rights, warrants or similar property described in this subparagraph (b) of paragraph [B] hereof, shall be treated as income added to the appropriate Accounts of Participants. If, within a reasonable period of time after the form soliciting direction from a Participant has been sent, no written direction shall have been received by the Trustee from him or her, the Trustee shall, in its sole disrection, sell, exercise or retain and keep unproductive of income such option, right, warrant or similar property for which no response has been received from such Participant and also for options, rights, warrants or similar property derived from, or attributable to, the ownership of Employer Securities not yet allocated to any Participant's Employer Securities Account.

                 In addition the Trustee shall, in its sole discretion, sell, exercise or retain and keep unproductive of income such option, right, warrant or similar property attributable to unallocated Employer Securities held in the Exempt Loan Suspense Account or other Account. In the event of a discretionary decision by the Trustee to exercise, the Trustee shall be deemed to be authorized to accumulate the amount equal to the consideration necessary to exercise from any of the sources specified herein and to hold such acquired securities in the Trust as specified herein. In connection with any discretionary decisions by the Trustee to sell, exercise or retain and keep unproductive of income any such option, right, warrant or similar property, the Trustee shall consider, in addition to any relevant financial factors, such as those set forth in paragraph [B](a)(4) hereof, all as evidenced by the proportion of the directions received from Participants to either sell, exercise or retain such options, rights, warrants or similar property, and shall also consider such other factors as the Trustee may deem relevant.

                                  ARTICLE XII

             PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY

         12.01. INSURANCE BENEFIT. The Company may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to the Accounting Date as of which the Advisory Committee first makes an Company contribution allocation to the Participant's Account.

         The Company shall direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the applicable dividend plan. Each application for a policy, and the policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. The Trustee must be the named beneficiary for the Account of the insured Participant. Proceeds of insurance contracts paid to the Participant's Account under this Article XII shall be subject to the distribution requirements of Article VI and of Article VII. The Trustee will not retain any such proceeds for the benefit of the Trust.

         The Trustee will charge the premiums on any incidental benefit insurance contracts covering the life of a Participant against the Account of that Participant. The Trustee will hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created under the Plan.

         Incidental Insurance Benefits . The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the value of the Participant's Nonforfeitable Accrued Benefit nor the following percentages of the aggregate of the Company's contributions allocated to any Participant's Account: (i) 49% in the case of the purchase of ordinary life insurance contracts; or (ii) 25% in the case of the purchase of term life insurance contracts. If the Trustee purchases a combination of ordinary life insurance contract(s) and term life insurance contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance contract(s) and the premiums paid for the term life insurance contract(s) may not exceed 25% of the Company contributions allocated to any Participant's Account.

         12.02. LIMITATION ON LIFE INSURANCE PROTECTION. The Trustee will not continue any life insurance protection for any Participant beyond the later of his or her termination of





                                    XII-1
employment or his or her attaining Normal Retirement Age, or notification from the Advisory Committee of his or her termination of employment. If the Trustee holds any incidental benefit insurance contracts on the life of a Participant when he or she terminates employment (other than by reason of death), the Trustee must proceed as follows:

         (a) If the entire cash value of the contracts is vested in the terminating Participant, or if the contracts will have no cash value at the end of the policy year in which termination of employment occurs, the Trustee will transfer the contracts to the Participant endorsed so as to vest in the transferee all right, title and interest to the contracts, free and clear of the Trust; subject, however, to restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Advisory Committee directs;

         (b) If only part of the cash value of the contracts is vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contracts is not vested, may adjust the Participant's interest in the value of his or her Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in (a), or the Trustee must effect a loan from the issuing insurance company on the sole security of the contracts for an amount equal to the difference between the cash value of the contracts at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Trustee must transfer the contracts endorsed so as to vest in the transferee all right, title and interest to the contracts, free and clear of the Trust; subject, however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Advisory Committee directs;

         (c) If no part of the cash value of the contracts is vested in the terminating Participant, the Trustee must surrender the contracts for cash proceeds as may be available.

         In accordance with the written direction of the Advisory Committee, the Trustee will make any transfer of contracts under this Section 12.02 on the Participant's distribution date (or as soon as administratively practicable after that date).

         The Trustee may not transfer any contract under this Section 12.02 which contains a method of payment not specifically authorized by Article VII or which fails to comply with the joint and survivor annuity requirements, if applicable, of Article VII. In this regard, the Trustee either must convert such a contract to





                                    XII-2
cash and distribute the cash instead of the contract, or before making the transfer, require the issuing company to delete the unauthorized method of payment option from the contract.

         12.03.   DEFINITIONS.  For purposes of this Article XII:

         (a) "Policy" means an ordinary life insurance contract or a term life insurance contract issued by an insurer on the life of a Participant.

         (b) "Issuing insurance company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Agreement.

         (c) "Insurance Age" is the age of a person as determined by the issuing company to accomplish the purposes of the Plan.

         (d) "Contract" or "Contracts" means a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this Article XII, the provisions of the Plan shall control.

         (e) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

         (f) "Term life insurance contract" includes in addition to a traditional term life insurance contract, a universal life insurance contract and any other life insurance contract which is not an ordinary life insurance contract.

         12.04. DIVIDEND PLAN. The dividend plan is premium reduction unless the Advisory Committee directs the Trustee to the contrary. The Trustee must use all premiums for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract. Furthermore, the Advisory Committee must arrange, where possible, that all insurance policies issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums and other credits.

         12.05. INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance company, solely in its capacity as an issuing insurance





                                    XII-3
company, is a party to this Agreement nor is the company responsible for its validity.

         12.06. INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS. No insurance company, solely in its capacity as an issuing insurance company, need examine the terms of this Agreement nor is responsible for any action taken by the Trustee.

         12.07. INSURANCE COMPANY RELIANCE ON TRUSTEE'S SIGNATURE. For the purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Trustee and is saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

         12.08. ACQUITTANCE. An insurance company is discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any monies it so pays.

         12.09. DUTIES OF INSURANCE COMPANY. Each insurance company must keep such records; make such identification of contracts, funds and accounts within funds; and supply such information as may be necessary for the proper administration of the Plan under which is it carrying insurance benefits.





                                    XII-4

                                 ARTICLE XIII

                                MISCELLANEOUS

         13.01. EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         13.02. NO RESPONSIBILITY FOR COMPANY ACTION. Neither the Trustee nor the Advisory Committee has any obligation nor responsibility with respect to any action required by the Plan to be taken by the Company, any Participant or eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or determine the correctness of the amount of any Company contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of the Company must be by its Board of Directors or its designate.

         13.03. FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Company in no way guarantee the Trust Fund from loss or depreciation. The Company does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         13.04. WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

         13.05. SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Company, its successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

         13.06. WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.





                                    XIII-1

         13.07. STATE LAW. The Plan shall be deemed to have been made in Missouri, and all questions arising with respect to the provisions of this Plan and any and all performance thereunder, or breach thereof, shall be interpreted, governed and construed pursuant to the laws of Missouri, except to the extent Federal statute supersedes Missouri law; and the Trustee and Participants under the Plan consent that Iowa shall be the forum where any cause of action arising under the Plan shall be instituted.

         13.08. EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Company, or Employee of the Company, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, the Act or by a separate agreement.





                                     XIII-2

                                  ARTICLE XIV

                   EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         14.01. EXCLUSIVE BENEFIT. Except as provided under Article XIV, the Company has no beneficial interest in any asset of the Trust, and no part of any asset in the Trust may ever revert to or be repaid to a Company, either directly or indirectly; nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Company's request for initial approval of this Plan, determines that the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Company, will return the Company's contributions (and increment attributable to the contributions) to the Company. The Trustee must make the return of the Company contribution under this Section
15.01 within one (1) year of a final disposition of the Company's request for initial approval of the Plan. The Plan and Trust shall terminate upon the Trustee's return of the Company's contributions.

         14.02. AMENDMENT BY COMPANY. The Company has the right at any time and from time to time:

         (a) to amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of the Code Section 401(a); and

         (b)  to amend this Agreement in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administrative expenses) to be used or or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Company. The Company also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee.

         Code Section 411(d)(6) protected benefits. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the





                                    XIV-1
extent permitted under Code Section 412(c)(8), and may not reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

         The Company shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

         14.03. DISCONTINUANCE. The Company has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

         (a) the date terminated by action of the Board of Directors of the Company;

         (b) the date the Company shall be judicially declared bankrupt or insolvent, unless the proceeding authorized continued maintenance of the Plan; or

         (c) the dissolution, merger, consolidation or reorganization of the Company or the sale by the Company of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Company under this Plan.

         14.04. FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon the date of complete discontinuance of Company contributions to the Plan, an affected Participant's right to his or her Accrued Benefit is One Hundred Percent (100%)
Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article VI.





                                    XIV-2

         14.05. MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code Section 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

         The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts such a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Company contributions or Participant forfeitures under Article VI until he or she actually becomes a Participant in the Plan.

         The Trustee may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Company contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 14.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 14.05; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his or her Code Section 411(d)(6) protected benefits (including an option to leave his or her benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the





                                    XIV-3

Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

         Distribution restrictions under Code Section 401(k). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and
(10) continue to apply to those transferred elective contributions.


         14.06. TERMINATION. Upon termination of the Plan, the distribution provisions of Article VII remain operative, with the following exceptions:

         (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him or her in lump sum as soon as administratively practicable after the Plan terminates; and

         (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VII, may elect to have the Trustee commence distribution of his or her Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

         The Trust shall continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan.

         On each Valuation Date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article IV will revert to the Company, subject to the conditions of the Treasury regulations permitting such a revision. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 14.06.





                                    XIV-4

    IN WITNESS WHEREOF, the Company and the Trustee have executed this Plan and Trust this 27th day of April, 1995.

                                               CASEY'S GENERAL STORES, INC.



                                             By /s/ Ronald M. Lamb
                                                ----------------------------
                                                Ronald M. Lamb, President

Attest:


/s/ John G. Harmon
- -------------------------
John G. Harmon, Secretary

                                               UMB BANK, n.a.,
                                               TRUSTEE


                                             By /s/ Mark P. Herman
                                                ----------------------------
                                          Title Senior Vice President


STATE OF IOWA             )
                          )SS:
COUNTY OF POLK            )

         On this 27th day of April, 1995, before me, a Notary Public in and for the State of Iowa, personally appeared Ronald M. Lamb and John G. Harmon, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of Casey's General Stores, Inc., an Iowa corporation; that the corporation is with corporate seal; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and Ronald M. Lamb and John G. Harmon, as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.

         Given under my hand and seal of office, this 27th day of April, 1995.

                                              /s/ Mary J. Sankey
       (SEAL)                                 ----------------------------
   MARY J. SANKEY                             Notary Public in and for the
MY COMMISSION EXPIRES                                 State of Iowa
      12-06-96




                                    XIV-5

STATE OF MISSOURI )
                  )SS:
COUNTY OF JACKSON )

         On this 28th day of April, 1995, before me, a Notary Public in and for the State of Iowa, personally appeared Mark P. Herman, to me personally known, who, being by me duly sworn, did say that he is a Senior Vice President of UMB Bank, n.a.; that said instrument was signed on behalf of said Bank by authority of its Board of Directors; and he, as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by him voluntarily executed.

         Given under my hand and seal of office, this 28th day of April, 1995.


                                              /s/ Peggy Rathbun
                                              ----------------------------
                                              Notary Public in and for the
                                                  State of Missouri

                                                        (SEAL)
                                                    PEGGY RATHBUN
                                           Notary Public - State of Missouri
                                              Commissioned in Clay County
                                           My Commission Expires Oct. 8, 1995




                                    XIV-6